                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 19, 2001
--------------------------------------------------------------------------------



                            Middlefield Banc Corp.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Ohio                          33-23094                  34-1585111
 -------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission file number)        (IRS employer
incorporation or organization)                                    identification
                                                                  number)

15985 East High Street, Middlefield, Ohio                     44062-9263
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (440) 632-1666
--------------------------------------------------------------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         Middlefield Banc Corp. issued a press release on November 20, 2001 announcing the declaration of regular and special dividends and expansion of the board of directors. A copy of the November 20, 2001 press release is attached hereto as Exhibit 99.1. This summary of the press release is qualified in its entirety by reference to Exhibit 99.1, which is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Financial statements of businesses acquired.
         -------------------------------------------

         Not applicable


(b)      Pro forma financial information.
         -------------------------------

         Not applicable


(c)      Exhibits.
         --------

         99.1  Middlefield Banc Corp. November 20, 2001 press release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Middlefield Banc Corp.



Dated: November 23, 2001            By:  /s/ Thomas G. Caldwell
                                         ----------------------
                                         Thomas G. Caldwell
                                    Its: President and Chief Executive Officer

                             Middlefield Banc Corp.

                           CURRENT REPORT ON FORM 8-K

                                INDEX OF EXHIBITS
Exhibit
-------

99.1     Middlefield Banc Corp. November 20, 2001 press release